Amendment No. 1
                                       to
                                PLEDGE AGREEMENT


         This Amendment No. 1, dated February 9, 2001, amends the Pledge Agreement (the "Agreement") originally made and entered into as of the 10th day of August, 1999, by and between Bank United Corp., a Delaware corporation ("Bank United"), Bank One N.A. (under its former name, The First National Bank of Chicago), a national banking association ("Bank One"), and The Bank of New York, as permitted by Section 10.1 of the Agreement.

         WHEREAS, Washington Mutual, Inc., a Washington corporation ("Washington Mutual") and Bank United have entered into an Agreement and Plan of Merger dated August 18, 2000, as amended (the "Merger Agreement") whereby Bank United will merge (the "Merger") with and into Washington Mutual and Washington Mutual will be the surviving corporation.

         WHEREAS, Bank United has also agreed that immediately prior to the Merger it will effect a corporate reorganization (the "Reorganization") by merging a wholly owned subsidiary of Bank United with and into Bank United.

         WHEREAS, as a result of the Merger, each Bank United 8% Premium Income Equity Securities ("Bank United PIES") will automatically convert into the right to receive a Washington Mutual 8% Premium Income Equity Securities (a "Replacement PIES") with substantially identical rights and preferences as the Bank United PIES but with such appropriate and proportionate adjustments must be made to reflect the Reorganization and the Merger.

         WHEREAS, Washington Mutual, The Bank of New York and Bank One have agreed that the Replacement PIES be issued pursuant to the Agreement and that certain Purchase Contract Agreement between Bank United and Bank One (under its prior name The First National Bank of Chicago) dated August 10, 1999, as amended (the "Purchase Contract Agreement").

         WHEREAS, Washington Mutual, as successor to Bank United, The Bank of New York and Bank One have agreed to amend the Agreement to make any appropriate and proportionate adjustments to reflect the Reorganization, the Merger and the issuance of Replacement PIES.

         WASHINGTON MUTUAL AND BANK ONE AGREE AS FOLLOWS:

         1. Each capitalized term used but not defined in this Amendment No. 1 shall have the meaning provided for such term in the Agreement.

         2. This Amendment No. 1 shall be effective on the effective date of the Merger. If the Merger does not become effective, this Amendment No. 1 will not be effective.

         3. Washington Mutual assumes all of the obligations of Bank United under this Agreement, the Purchase Contracts and the Purchase Contract Agreement.

         4. The definition of "Company" in Section 1.1(e) of the Agreement is replaced in its entirety with the following:

                  "Company" means Washington Mutual, Inc. until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

         5. The contact information for the Company set forth in on the last page of the Agreement is replaced with the following:

                  Address for Notices:

                           1201 Third Avenue
                           Seattle, WA 98101

                           Facsimile No.: (206) 461-5739
                           Attn: Fay L. Chapman

         6. Exhibits A, B, C, D, and E to the Agreement are replaced in their entirety with Exhibits A, B, C, D, and E, respectively, attached hereto.

         7. Except as specifically amended by this Amendment No. 1, the Agreement shall remain in full force and effect.

         8. This Amendment No. 1 may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and the executed counterparts taken together shall be deemed to be one originally executed document.

         9. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable conflicts of law.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, Washington Mutual, The Bank of New York and Bank One have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the date first above written.

                                       WASHINGTON MUTUAL, INC.


                                       By:
                                          ----------------------
                                       Name  Fay L. Chapman
                                       Title:  Senior Executive Vice President


                                       BANK ONE N.A., as Purchase Contract Agent and as an attorney-in-fact of the Holders from time to time of the Securities


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------

                                       THE BANK OF NEW YORK, as Collateral Agent


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------

                                       THE BANK OF NEW YORK, as Securities
                                       Intermediary

                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------

                                    Exhibit A

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                        (Establishment of Treasury PIES)



The Bank of New York
101 Barclay Street
Floor 21 West
New York, NY 10286

Attention:  Corporate Trust Administration
Facsimile:  212-815-5915

Re:   ________ PIES of Washington Mutual, Inc. (the "Company")

         Please refer to the Pledge Agreement dated as of August 10, 1999, as amended (the "Pledge Agreement"), among the Company (through its predecessor entity, Bank United Corp.), you, as Collateral Agent and as Securities Intermediary, and the undersigned (under its prior name, The First National Bank of Chicago), as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         We hereby notify you in accordance with Section 5.2 of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $__________ Value of Treasury Securities or security entitlements thereto in exchange for an equal Value of Pledged Preferred Stock and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements thereto to the Securities Intermediary, for credit to the Collateral Account.

         We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements thereto have been credited to the Collateral Account, to release to the undersigned an equal Value of Pledged Preferred Stock in accordance with Section 5.2 of the Pledge Agreement.

                                          Bank One N.A.

Date: _______________                     By:______________________________
                                              Name:
                                              Title:


Please print name and address of Holder electing to substitute Treasury Securities or security entitlements thereto for the Pledged Preferred Stock:

--------------------------                     --------------------------------
         Name                                 Social Security or other
                                              Taxpayer Identification Number,
                                              if any

---------------------------
         Address
---------------------------

---------------------------

                                    EXHIBIT B

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                        (Establishment of Treasury PIES)



The Bank of New York
101 Barclay Street
Floor 21 West
New York, NY 10286

Attention:  Corporate Trust Administration
Facsimile:  212-815-5915

Re:  ________ PIES of Washington Mutual, Inc. (the "Company")

                  Securities Account No. 016335 entitled "The Bank of New York, as Collateral Agent, Securities Account Bank United" (the "Collateral Account")

         Please refer to the Pledge Agreement, dated as of August 10, 1999, as amended (the "Pledge Agreement"), among the Company (through its predecessor entity, Bank United Corp.), Bank One N.A. (under its prior name, The First National Bank of Chicago), as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time, and the undersigned, as Collateral Agent and Securities Intermediary. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

         When you have confirmed that $__________ Value of Treasury Securities or security entitlements thereto has been credited to the Collateral Account by or for the benefit of _________, as Holder of PIES (the "Holder"), you are hereby instructed to release from the Collateral Account an equal Value of Shares of Preferred Stock or security entitlements thereto by Transfer to the Purchase Contract Agent.

                                         The Bank of New York

Dated:_______________                    By:________________________________
                                            Name:
                                            Title:


Please print name and address of Holder:



--------------------------                     --------------------------------
         Name                                 Social Security or other
                                              Taxpayer Identification Number,
                                              if any

---------------------------
         Address
---------------------------

---------------------------

                                    EXHIBIT C

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                       (Reestablishment of Corporate PIES)



The Bank of New York
101 Barclay Street
Floor 21 West
New York, NY 10286

Attention:  Corporate Trust Administration
Facsimile:  212-815-5915

Re:  ________ PIES of Washington Mutual, Inc. (the "Company")

         Please refer to the Pledge Agreement, dated as of August 10, 1999, as amended (the "Pledge Agreement"), among the Company (through its predecessor entity, Bank United Corp.), you, as Collateral Agent and as Securities Intermediary, and the undersigned (under its prior name, The First National Bank of Chicago), as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

         We hereby notify you in accordance with Section 5.3(a) of the Pledge Agreement that the holder of securities listed below (the "Holder") has elected to substitute $__________ Value of Shares of Preferred Stock or security entitlements thereto in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the Holder has Transferred such Shares of Preferred Stock or security entitlements thereto to the Securities Intermediary, for credit to the Collateral Account.

         We hereby request that you instruct the Securities Intermediary, upon confirmation that such Shares of Preferred Stock or security entitlements thereto have been credited to the Collateral Account, to release to the undersigned $__________ Value of Treasury Securities or security entitlements thereto related to _____ Treasury PIES of such Holder in accordance with Section 5.3(a) of the Pledge Agreement.


                                           Bank One N.A.
Date:  ____________________________         By:_______________________________
                                               Name:
                                               Title:


Please print name and address of Holder electing to substitute Pledged Preferred Stock or security entitlements thereto for Pledged Treasury Securities:



--------------------------                     --------------------------------
         Name                                  Social Security or other Taxpayer
                                               Identification Number, if any

---------------------------
         Address
---------------------------

---------------------------

                                   EXHIBIT D

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                       (Reestablishment of Corporate PIES)



The Bank of New York
101 Barclay Street
Floor 21 West
New York, NY 10286

Attention:  Corporate Trust Administration
Facsimile:  212-815-5915

Re:  ________ PIES of Washington Mutual, Inc. (the "Company")

                  Securities Account No. 016335 entitled "The Bank of New York, as Collateral Agent, Securities Account Bank United" (the "Collateral Account")

         Please refer to the Pledge Agreement, dated as of August 10, 1999, as amended (the "Pledge Agreement"), among the Company (through its predecessor entity, Bank United Corp.), you, as Securities Intermediary, Bank One (under its prior name, The First National Bank of Chicago), as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

         When you have confirmed that $_________ Value of Shares of Preferred Stock or security entitlements thereto has been credited to the Collateral
Account by or for the benefit of _________, as Holder of PIES (the "Holder"), you are hereby instructed to release from the Collateral Account $__________ Value of Treasury Securities or security entitlements thereto by Transfer to the Purchase Contract Agent.

                                         The Bank of New York

Dated: ______________________            By _______________________________
                                            Name:
                                            Title:

Please print name and address of Holder:



--------------------------                     --------------------------------
         Name                                 Social Security or other
                                              Taxpayer Identification Number,
                                              if any

---------------------------
         Address
---------------------------

---------------------------

                                    EXHIBIT E


             NOTICE OF CASH SETTLEMENT FROM SECURITIES INTERMEDIARY
                           TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)



Bank One N.A.


Telecopier No.:  (312) 407-1708
Attention:  Corporate Trust Department

Re:  ________ PIES of Washington Mutual, Inc. (the "Company")

         Please refer to the Pledge Agreement, dated as of August 10, 1999, as amended (the "Pledge Agreement"), by and among you (under your prior name, The First National Bank of Chicago), the Company (through its predecessor entity, Bank United Corp.), and the undersigned, as Securities Intermediary and Collateral Agent. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein

         In accordance with Section 5.5(d) of the Pledge Agreement, we hereby notify you that as of 11:00 a.m., [(on the fifth Business Day immediately preceding the Purchase Contract Settlement Date)], we have received (i) $_____ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Purchase Contract Settlement Date with respect to __________ Corporate PIES and (ii) $_________ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Purchase Contract Settlement Date with respect to ______ Treasury PIES.

                                  The Bank of New York


Date:                             By:________________________________
                                     Name:
                                     Title: